                                                                   EXHIBIT 10.23

                            CPI AEROSTRUCTURES, INC.
                               60 HEARTLAND BLVD.
                            EDGEWOOD, NEW YORK 11717

                                                As of December 1, 2005

Mr. Arthur August
7155 Wainscott Court
Sarasota, FL  34238

Dear Mr. August:

     This letter will serve to extend and amend the employment agreement, dated
August 14, 2001 ("Employment Agreement") between you and CPI Aerostructures,
Inc. ("Company"), effective as of January 1, 2006. Except as herein amended, all of provisions of the Employment Agreement shall remain in full force and effect.

1.    From January 1, 2006 through December 31, 2006, you shall continue to be employed by the Company as its Chairman Emeritus and Section 1.1 of the
      Employment Agreement shall be deemed amended accordingly.

2.    Your "Base Salary" during calendar year 2006 shall be at the annual rate of not less than $60,000 and Section 2.1 of the Employment Agreement shall be deemed amended accordingly.

3.    You shall not be entitled to a "Bonus" for the 2006 calendar year under
      Section 2.2 of the Employment Agreement or any additional option grants under Section 2.3 of the Employment Agreement.

4.    The "Employment Term" under Section 3 of the Employment Agreement shall continue until December 31, 2006.

5.    The "Non-compete Fee" under Section 4.7(d) of the Employment Agreement shall be paid in accordance with the terms of the Employment Agreement, with the first installment thereof to be paid on January 1, 2007.

      If this adequately sets forth our understanding with respect to your
Employment Agreement, please sign in the space provided below and return it to the undersigned.

                                                Sincerely,

                                                CPI AEROSTRUCTURES, INC.

                                                By:   /s/ Edward J. Fred
                                                   -----------------------------
                                                      Edward J. Fred
                                                      President and CEO
ACCEPTED AND AGREED TO:

      /s/ Arthur August
-------------------------------
      ARTHUR AUGUST